Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
American Technologies Group

We hereby consent to use in this Registration Statement on Form SB-2 our report dated October 26, 2004 relating to the July 31, 2004 financial statements of American Technologies Group, Inc., appearing in the Prospectus which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

                                                 /s/CORBIN & COMPANY, LLP
                                                 ------------------------
                                                 CORBIN & COMPANY, LLP

Irvine, California
November  7, 2005